UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2013

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	2-81353	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On July 8, 2013, upon the recommendation and approval of the Audit Committee of the Board of Directors of Center Bancorp, Inc. (the “Company”), BDO USA LLP (“BDO”) was engaged to serve as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and ParenteBeard LLC (“ParenteBeard”) was dismissed from that role. The Company’s principal audit personnel at ParenteBeard had previously resigned from ParenteBeard and joined BDO.

The reports of ParenteBeard on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period preceding ParenteBeard's dismissal, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided ParenteBeard with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested ParenteBeard to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made herein and if not, stating the respects in which it does not agree. A copy of ParenteBeard's letter addressed to the SEC dated July 10, 2013 stating that it agrees with the statements made herein is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and BDO did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter, dated July 10, 2013, from ParenteBeard LLC to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTER BANCORP, INC.

By:	/s/ Joseph D. Gangemi
Name:	Joseph D. Gangemi
Title:	Vice President & Corporate Secretary

Date: July 11, 2013

EXHIBIT INDEX

Exhibit 16.1	Letter, dated July 10, 2013, from ParenteBeard LLC to the SEC.